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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                December 22, 2003


                         WORLD HEALTH ALTERNATIVES, INC.
             (Exact name of registrant as specified in this charter)




                 Florida                    333-84934            04-3613924
      (State or other jurisdiction         (Commission         (IRS Employer
            of incorporation)              File Number)      Identification No.)


300 Penn Center Blvd., Suite 201, Pittsburgh, PA                  15235
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's Telephone Number, including area code: (412) 829-7800


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changes Since Last Report)



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ITEM  2 - ACQUISITION OR DISPOSITION OF ASSETS

Effective December 22, 2003, World Health Alternatives, Inc. (the "Company") acquired substantially all of the assets of Superior Staffing Solutions, Inc. ("Superior") for (1) $1.5 million in cash paid at closing, (2) $1.5 million in cash to be paid within 30 days after the closing, (3) 305,343 shares of the Company's restricted common stock valued at $1.31 per share and (4) $800,000 in cash, plus interest, to be paid in ten payments of $95,030 from the first quarter of 2004 through the third quarter of 2006. The initial $1.5 million of the purchase price was paid from the proceeds of a private placement transaction that the Company completed on December 24, 2003.

A copy of the Asset Purchase Agreement is attached at Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Superior operates a medical staffing business in the Pittsburgh area with approximately $6.8 million of annualized revenues during 2003. Superior's operations and those of the Company will be combined to achieve expected operating efficiencies and to provide the Company's customers with a wider selection of consultants.

The amount of consideration paid by the Company in connection with the asset acquisition was determined by arms-length negotiation among the parties. There was no material relationship between Superior and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.

ITEM 7 - FINANCIAL STATEMENTS & EXHIBITS

(a)      Financial Statements of Business Acquired

         The financial statements are unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date that this Current Report on Form 8-K must be filed.

(b)      Pro Forma Financial Information

         The pro forma financial information is unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date that this Current Report on Form 8-K must be filed.

(c)      Exhibits

                                                                        PAGES OF
                                                                      SEQUENTIAL
                            EXHIBIT INDEX                       NUMBERING SYSTEM

(2.1) Asset Purchase Agreement made December 22, 2003, among Better Solutions, Inc., Superior Staffing Solutions, Inc., Craig Fusting, Charles Smith and Reginald Belden













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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      WORLD HEALTH ALTERNATIVES, INC.




                                      By   /s/Richard E. McDonald
                                         ---------------------------------------
                                           Richard E. McDonald
                                           President,
                                           Principal Financial Officer
                                           Principal Accounting Officer
                                           Chairman of the Board of Directors,
                                           President and Chief Executive Officer



                                      By   /s/Marc D. Roup
                                         ---------------------------------------
                                           Marc D. Roup
                                           Chief Executive Officer and Director



Date: December 23, 2002






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